UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K



                                CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)   September 16, 2008
                                                   ----------------------
                              Liberator BDC Inc.
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             (Exact name of registrant as specified in its charter)


      Delaware                         0-51721              83-0432182
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 (State or other jurisdiction        (Commission           (IRS Employer
      of incorporation)               File Number)        Identification No.)

               1 Dock Street, Suite 525, Stamford, Connecticut      06902
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                  (Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code    (203) 509-3330
                                                      --------------------------
                                    N/A
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       (Former name or former address, if changed since last report).


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 5.02.  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

APPOINTMENT OF NEW DIRECTOR

      On September 16, 2008, Douglas T. Tansill was elected to the Board of Directors of the Company, effective immediately, in connection with the Board increasing the number of directors constituting the Board from three to four. As a non-employee director of the Board, Mr. Tansill will receive the standard compensation paid to other non-employee directors for service on the Board. There were no arrangements or understandings between Mr. Tansill and any other person pursuant to which Mr. Tansill was elected as a director, and there are and have been no transactions since the beginning of the Company's last fiscal year, or currently proposed, regarding Mr. Tansill that are required to be disclosed by Item 404(a) of Regulation S-K.

WEGEL EMPLOYMENT AGREEMENT

      On September 16, 2008, Edward J. Wegel, the Company's President and Chief Executive Officer, as well as a Director of the Company, entered into a written employment agreement (the "Employment Agreement") with the Company. The Employment Agreement has a two-year term. The initial base salary under the Employment Agreements for Mr. Wegel will be $60,000. The Board of Directors of the Company will have the right to increase Mr. Wegel's base salary during the term of the Employment Agreement and also to decrease it if certain conditions are satisfied. Mr. Wegel will be entitled to receive an annual bonus of up to a maximum of 100% of his then current base salary for achieving certain performance objectives. The Board of Directors of the Company will establish such performance objectives, as well as the bonus awarded to Mr. Wegel, if any, annually.

      The preceding summary of the Employment Agreement is not intended to be complete, and is qualified in its entirety by reference to the full text of the Employment Agreement, which will be filed as an exhibit to the Company's Quarterly Report on Form 10-Q for its fiscal quarter ended September 30, 2008, if not earlier.

ITEM 8.01.  OTHER EVENTS.

FTI AGREEMENT

      On September 16, 2008, the Company entered into a Consulting Agreement (the "Consulting Agreement") with FTI Consulting, Inc. ("FTI"). In connection with th Consulting Agreement, the Company will make an advance payment to FTI in the amount of $50,000 to be applied against its future services, and FTI will provide services either upon the closing of the Offering or the making of the advance payment. FTI will provide the Company with consulting and advisory services in assisting Company management in evaluating, negotiating and structuring proposed investment opportunities and evaluating associated accounting ramifications and provide other related consulting services.

                                   SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              LIBERATOR BDC INC.


                              By: /s/ Edward J. Wegel
                                  ----------------------------
                                  Edward J. Wegel
                                  Chief Executive Officer

Dated:  September 19, 2008